UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2004

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-49602	77-0118518

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 BERING DRIVE
SAN JOSE, CALIFORNIA	95131

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 434-0110

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EX-99.1

Item 12. Results of Operations and Financial Condition.

     The registrant is furnishing this Report on Form 8-K in connection with the disclosure of textual information, in the form of a press release released on April 22, 2004.

     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

     The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

     The text included with this Report is available on the registrant’s website located at www.synaptics.com, although the registrant reserves the right to discontinue that availability at any time.

Exhibit 99.1 Press Release dated April 22, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED (Registrant)

Date: April 22, 2004	By:	/s/ Russell J. Knittel

	Name:	Russell J. Knittel
	Title:	Senior Vice President, Chief Financial Officer, Chief Administrative Officer, Secretary, and Treasurer